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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2003



                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                      000-49765                43-1955097
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(State or Other Jurisdiction          (Commission              (IRS Employer
        of Formation)                 File Number)        Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

On November 25, 2003, Inveresk Research Group, Inc. issued a press release announcing the closing of a public offering of 11,5000,000 shares of common stock, including 1,500,000 shares that were sold upon the exercise in full of the underwriters' over-allotment option. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                    99.1 - Press Release of Inveresk Research Group, Inc., dated November 25, 2003, announcing the closing of the offering of common stock.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  November 25, 2003                 INVERESK RESEARCH GROUP, INC.


                                                By:   /s/ D.J. Paul E. Cowan
                                                      ----------------------
                                                      D.J. Paul E. Cowan
                                                      Chief Financial Officer






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                                  EXHIBIT INDEX

      Exhibit No.


          99.1 Press Release of Inveresk Research Group, Inc., dated November 25, 2003, announcing the closing of the offering of common stock.